                                                                      EXHIBIT 11






                            INDEPENDENT AUDITORS' CONSENT





The Board of Directors
General Securities, Incorporated:


We consent to the use of our report included herein and to the reference to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "GENERAL INFORMATION - Independent Auditors" in the prospectus.


                                                  /s/ KMPG Peat Marwick LLP
                                                    KPMG Peat Marwick LLP




Minneapolis, Minnesota
March 26, 1998



                                          9